Summary Prospectus
October 31, 2014
Share Class	Ticker
A	FMOAX
B	FMOBX
C	FMNCX
F	FHTFX
Institutional	FMYIX
Federated Municipal High Yield Advantage Fund

A Portfolio of Federated Municipal Securities Income Trust

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2014, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide a high level of current income which is generally exempt from the federal regular income tax by investing at least a majority of its assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) medium-quality or noninvestment-grade, tax-exempt securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated Municipal High Yield Advantage Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F) and Institutional Shares (IS). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future at least $100,000 or $1,000,000 in certain classes (e.g., A class and F class, respectively) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 16.
Shareholder Fees (fees paid directly from your investment)	A	B	C	F	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.00%[1]	0.75%	0.75%	0.00%[1]	0.00%
Other Expenses	0.46%	0.46%	0.46%	0.46%	0.21%
Total Annual Fund Operating Expenses	1.06%	1.81%	1.81%	1.06%	0.81%
Fee Waivers and/or Expense Reimbursements[2]	0.17%	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.89%	1.64%	1.64%	0.89%	0.64%
1	The Fund has adopted a Distribution (12b-1) Plan for its Class A shares and Class F shares pursuant to which the A class and F class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class or the F class of the Fund. The A class and F class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).

2	The Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B, C ,F and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.89%, 1.64%, 1.64%, 0.89% and 0.64% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$553	$772	$1,008	$1,686
Expenses assuming no redemption	$553	$772	$1,008	$1,686
B:
Expenses assuming redemption	$734	$969	$1,180	$1,930
Expenses assuming no redemption	$184	$569	$980	$1,930
C:
Expenses assuming redemption	$284	$569	$980	$2,127
Expenses assuming no redemption	$184	$569	$980	$2,127
F:
Expenses assuming redemption	$307	$534	$679	$1,381
Expenses assuming no redemption	$207	$434	$679	$1,381
IS:
Expenses assuming redemption	$83	$259	$450	$1,002
Expenses assuming no redemption	$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its objective by investing its assets so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax (except when investing for “defensive” purposes). Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations (AMT). The Fund invests at least a majority of the Fund's assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) medium-quality or noninvestment-grade, tax-exempt securities. Long-term, tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB by Standard & Poor's, an NRSRO, would be noninvestment-grade securities.
Medium-quality securities generally include securities rated in the third or fourth highest rating category by an NRSRO and unrated securities of comparable quality. For example, tax-exempt securities rated A and BBB by Standard & Poor's, an NRSRO, are rated in the third (A) and fourth (BBB) highest rating categories, respectively. Under relevant SEC guidance, the Fund is permitted to invest in medium-quality and other investment-grade, tax-exempt securities to a greater degree than a high-yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or noninvestment-grade, tax-exempt securities in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment-grade securities.
Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk. Medium-quality, tax-exempt securities generally are subject to interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks as described in this Prospectus. Noninvestment-grade securities, which are also known as junk bonds, also generally are subject to these same risks, as well as the risks of investing in noninvestment-grade securities as described in this Prospectus. The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies as more fully described in this Prospectus. Derivative contracts and hybrid instruments also may be subject to the risks of investing in derivative contracts and hybrid instruments as described in this Prospectus.
The Fund also may invest in certain securities or other investments as described in this Prospectus (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).
The Fund invests its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “defensive” purposes. This policy may not be changed without shareholder approval.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on prices of fixed-income securities with longer durations.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
■	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■	Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

■	Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■	Sector Risk. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar charateristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.
■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■	Non-Diversification Risk. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

■	Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities that are below investment-grade quality (which are also known as junk bonds), which may be subject to greater economic, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund is a portfolio of Federated Municipal Securities Income Trust (the “Trust”), and is the successor to Federated Municipal High Yield Advantage Fund, Inc. (“Predecessor Fund”) pursuant to a reorganization as of the close of business on November 10, 2006. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this Prospectus for periods prior to the close of business on November 10, 2006, is historical information for the Predecessor Fund. On the date of the reorganization, November 10, 2006, the Predecessor Fund's assets (inclusive of liabilities recorded on the Predecessor Fund's records) were transferred into the Fund and the dissolution of the Predecessor Fund occurred within a short period of time after the date of the reorganization. As a result of the reorganization, the Fund does not have a different investment adviser than the Predecessor Fund, and the shareholders of A class, B class, C class and F class shares of the Predecessor Fund received A class, B class, C class or F class shares of the Fund, respectively. The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's F class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's F class total return for the nine-month period from January 1, 2014 to September 30, 2014 was 12.33%.
Within the periods shown in the bar chart, the Fund's F class highest quarterly return was 14.61% (quarter ended September 30, 2009). Its lowest quarterly return was (16.00)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fun's IS Class commenced operations on June 11, 2013. For the period prior to commencement of operations of the IS class, the information shown below is for the Fund's F class. The performance of the Fund's F class shown in the performance table below has been adjusted to reflect the expenses of the Fund's IS class for each year for which the expenses of the Fund's IS class would have exceeded the actual expenses paid by the Fund's F class. The performance of the Fund's F class has also been adjusted to reflect differences in sales loads and charges imposed on the purchase and redemption of the Fund's IS class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund's F class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the F class and after-tax returns for A, B, C and IS classes will differ from those shown for F class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. The after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Period Ended December 31, 2013)
	1 Year	5 Years	10 Years
F:
Return Before Taxes	(7.02)%	9.53%	3.61%
Return After Taxes on Distributions	(7.03)%	9.53%	3.61%
Return after Taxes on Distributions and Sale of Fund Shares	(1.98)%	8.87%	3.98%
A:
Return Before Taxes	(9.59)%	8.75%	3.24%
B:
Return Before Taxes	(10.87)%	8.65%	3.11%
C:
Return Before Taxes	(6.80)%	8.94%	2.95%
IS:
Return Before Taxes	(5.09)%	9.72%	3.67%
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	(2.55)%	6.34%	4.33%
S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index[2] (reflects no deduction for fees, expenses or taxes)	(3.89)%	10.82%	4.86%
Morningstar High Yield Muni Funds Average[3]	(5.99)%	9.94%	3.49%
1	The S&P Municipal Bond Index (Main Index) is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2	The S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index is a custom blended index that represents, by market weighting, 25% of the A-rated and higher component of the Main Index, 25% of the BBB-rated component of the Main Index and 50% of the below investment-grade (bonds with ratings of less than BBB-/Baa3) component of the Main Index, all with remaining maturities of three years or more.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated Investment Management Company.
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2009.

R.J. Gallo, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2010.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A,B,C & F Classes
The minimum investment amount for the Fund's A, B, C and F classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment for Systematic Investment Programs is $50.
Tax Information
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing its assets so that, normally (except as discussed in this Prospectus), distributions of annual interest income are exempt from federal regular income tax (except when investing for “defensive” purposes). Interest from the Fund's investments may be subject to the AMT.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923864
CUSIP 313923856
CUSIP 313923849
CUSIP 313923831
CUSIP 313923815
Q450661 (10/14)
Federated is a registered trademark of Federated Investors, Inc.
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